Document Security Systems, Inc. 585.325.3610	News Release

For Immediate Release

Document Security Systems, Inc. Reports 4th Quarter and 2009 Year End Financial Results

— 4th Quarter Sales Revenue increased 78%
— 4th Quarter Gross Profit increases 40%
— 4th Quarter Net Loss decreases 47%
— 2009 Sales Revenue increased 49%
— 2009 Operating Expenses decrease 31%
— 2009 Net loss decreases 52%

ROCHESTER, NY, March 24, 2010 — Document Security Systems, Inc. (NYSE AMEX: DMC; "DSS"), a leader in patented protection against counterfeiting and unauthorized copying, scanning and photo imaging, reported results for the fourth quarter and year ended December 31, 2009. Management will host a teleconference and web cast today at 4:30 pm ET to discuss the results with the investment community:

Investor Dial-in (Toll Free): (877) 407-9210

Investor Dial-In (International): (201) 689-8049

Live Web Cast: http://www.investorcalendar.com/IC/CEPage.asp?ID=156727

4th Quarter and 2009 Year-End Results

Fourth Quarter Financial Highlights

•	Sales of $2.3 million increased 78% compared to the fourth quarter of 2008.
•	Operating expenses decreased by 21% compared to the fourth quarter of 2008.
•	Net Loss decreased by 47% to $1.1 million compared to $2.1 million in the fourth quarter of 2008.
•	Net loss per share of $(0.07) compared to $(0.15) in the fourth quarter of 2008.
•	Adjusted EBITDA. (See Reconciliation of GAAP to Non-GAAP Financial Measures table) loss of $189,000 as compared to a loss of $857,000 in the fourth quarter of 2008.
•	Improved balance sheet from refinancing of $3.9 million of short-term debt to $2.0 million of equity and $1.9 million of long-term debt.

2009 Financial Highlights

•	Sales of $9.9 million increased 49% compared to 2008.
•	Gross profit of $3.7 million compared to $3.6 million in 2008, an increase of 1%.
•	Operating expenses decreased by 31% compared to 2008.

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•	Net Loss decreased by 52% to $4.0 million compared to a net loss of $8.3 million in 2008.
•	Net loss per share of $(0.27) compared to $(0.59) in 2008.
•	Adjusted EBITDA. (See Reconciliation of GAAP to Non-GAAP Financial Measures table) loss of $1,527,000 as compared to a loss of $2,119,000 in 2008.

Robert Fagenson, Chairman of the Board of Document Security Systems, stated: “As we entered 2009, our goals included expanding our sales and product offerings, leveraging our expanded production capacity to attract major end-user customers, continuing to streamline our cost structure and seeking strategic acquisitions.  As we enter 2010, believe we have achieved many of those goals.  Our recent purchase of Premier Packaging in February 2010 offers significant opportunity to expand use of our technology and positions us in the brand packaging protection market.  Furthermore, during the fourth quarter of 2009, we successfully refinanced and converted $3.9 million of short-term debt to equity or longer term debt on more favorable terms significantly improving our balance sheet and working capital position.”

Document Security System’s CEO Patrick White said, “Despite a difficult economic environment for our business partners and licensee’s we still continued to grow and strengthen our business.   Our valuable intellectual property holdings continued to grow and show value which further advanced our position in the anti-counterfeiting market that has resulted in wins with well known customers during the year.   During 2009, we initiated our entrance into the brand packaging market that culminated in the acquisition of Premier Packaging in February 2010, commenced the divestiture of our Legalstore.com division, strengthened our relationship with a key licensee, and achieved sales successes with several large consumer product companies.   Due to these accomplishments along with our lower cost structure the company is well positioned in 2010 and beyond.”

About Document Security Systems, Inc
Document Security Systems is a world leader in the development of optical deterrent technologies that help prevent counterfeiting and brand fraud from the use of the most advanced scanners, copiers and imaging systems in the market. The company’s patented and patent-pending technologies protect valuable documents and printed products from counterfeiters and identity thieves. Document Security Systems’ customers, which include international governments, major corporations and world financial institutions, use its covert and overt technologies to protect a number of applications including, but not limited to, currency, vital records, brand protection, ID Cards, internet commerce, passports and gift certificates. Document Security Systems’ strategy is to become the world’s leading producer of cutting-edge security technologies for paper, plastic and electronically generated printed assets.

More information about Document Security Systems, Inc can be found at www.documentsecurity.com and www.plasticprintingprofessionals.com, www.protectedpaper.com, www.dpirochester.com. and www.premiercustompkg.com.

Safe Harbor Statement
The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding expectations for future financial performance, potential sales from new and existing customers, expected benefits from the Company's cost cutting efforts, the potential sale of Legalstore.com, and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. all of which involve uncertainty and risk. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. It is possible the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to, the risks referred to above, and changes in economic and business conditions in the world, increased competitive activity, achieving sales levels to fulfill revenue expectations, consolidation among its competitors and customers, technology advancements, unexpected costs and charges, adequate funding for plans, changes in interest and foreign exchange rates, regulatory and other approvals and failure to implement all plans, for whatever reason. It is not possible to foresee or identify all such factors. Any forward-looking statements in this report are based on current conditions; expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected. The company makes no commitment to update any forward-looking statement included herein, or disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.

TABLES FOLLOW.
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DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Operations

	Three Months Ended			Year Ended
	December 31, 2009	December 31, 2008	% Change	December 31, 2009	December 31, 2008	% Change
Revenue
Security and commercial printing	$2,168,000	$966,000	124%	$8,773,000	$4,386,000	100%
Technology license royalties and digital solutions	165,000	220,000	-25%	783,000	1,647,000	-52%
Legal products	-	127,000	-100%	355,000	610,000	-42%
Total Revenue	2,333,000	1,313,000	78%	9,911,000	6,643,000	49%

Costs of revenue
Security and commercial printing	1,517,000	635,000	139%	6,063,000	2,663,000	128%
Digital solutions	4,000	4,000	0%	14,000	14,000	0%
Legal products	-	94,000	-100%	179,000	352,000	-49%
Total cost of revenue	1,521,000	733,000	108%	6,256,000	3,029,000	107%

Gross profit
Security and commercial printing	651,000	331,000	97%	2,710,000	1,723,000	57%
Technology license royalties	161,000	216,000	-25%	769,000	1,633,000	-53%
Legal products	-	33,000	-100%	176,000	258,000	-32%
Total gross profit	812,000	580,000	40%	3,655,000	3,614,000	1%
	35%	44%	-21%	37%	54%	-32%

Operating Expenses
General and administrative compensation	915,000	708,000	29%	3,638,000	2,966,000	23%
Professional Fees	105,000	116,000	-9%	539,000	896,000	-40%
Sales and marketing	66,000	63,000	5%	154,000	340,000	-55%
Research and development	68,000	111,000	-39%	292,000	432,000	-32%
Other	331,000	434,000	-24%	1,187,000	1,316,000	-10%
Total selling, general and administrative	1,485,000	1,432,000	4%	5,810,000	5,950,000	-2%

Depreciation and amortization	32,000	42,000	-24%	148,000	167,000	-11%
Stock based payments	146,000	241,000	-39%	68,000	1,747,000	-96%
Impairment of patent defense costs and other intangible assets	-	505,000	0%	-	797,000
Amortization of intangibles	371,000	367,000	1%	1,342,000	1,972,000	-32%
Total other operating expenses	549,000	1,155,000	-52%	1,558,000	4,683,000	-67%

Total Operating Expenses	2,034,000	2,587,000	-21%	7,368,000	10,633,000	-31%

Other income (expense):
Interest income	-	-		18,000	1,000	1700%
Gain/(Loss) on foreign currency transactions	5,000	(42,000)	-112%	15,000	(59,000)	-125%
Interest expense	(52,000)	(49,000)	6%	(259,000)	(136,000)	90%
Amortizaton of note discount	(61,000)		0%	(250,000)	(8,000)	3025%
Loss on sale of patent assets	-	-	0%	-	(1,170,000)	-100%
Other income	442,000	-	0%	442,000	126,000	251%
Income tax	(5,000)	(5,000)	0%	(19,000)	(19,000)	0%
Other expense- equity based payments	(224,000)	-	0%	(224,000)	-	0%
Total other income (loss), net	105,000	(96,000)	-209%	(277,000)	(1,265,000)	-78%

Net loss	$(1,117,000)	$(2,103,000)	-47%	$(3,990,000)	$(8,285,000)	-52%

Net loss per share, basic and diluted	(0.07)	(0.15)	-50%	(0.27)	(0.59)	-54%

Weighted average common shares outstanding, basic and diluted	15,276,109	14,364,473	6%	14,700,453	14,002,034	5%

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DOCUMENT SECURITY SYSTEMS, INC.  AND SUBSIDIARIES
Consolidated Balance Sheets
As of December 31,

	2009	2008
ASSETS

Current assets:
Cash and cash equivalents	$448,895	$87,820
Restricted cash	-	131,004
Accounts receivable, net of allowance of $66,000 ($50,000- 2008)	1,143,939	1,284,208
Inventory	184,174	359,034
Loans to employees	-	67,781
Prepaid expenses and other current assets	91,310	75,066
Total current assets	1,868,318	2,004,913

Assets held for sale	-	-
Fixed assets, net	1,286,226	1,517,357
Other assets	305,507	264,529
Investment	350,000	-
Goodwill	1,315,721	1,396,734
Other intangible assets, net	1,588,969	2,873,789

Total assets	$6,714,741	$8,057,322

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,673,901	$1,411,942
Accrued expenses & other current liabilities	909,432	1,312,745
Deferred revenue & customer deposits	25,163	30,193
Short-term debt, net of unamortized discount of $247,000 -2008	-	652,511
Current portion of capital lease obligations	78,167	78,367
Total current liabilities	2,686,663	3,485,758

Revolving notes from related parties	583,000	2,283,000
Long term debt, net of unamortized discount of $420,000 ($0 -2008)	954,616	-
Capital lease obligations	182,424	210,365
Deferred tax liability	70,830	51,878

Stockholders' equity
Common stock, $.02 par value; 200,000,000 shares authorized, 16,397,887 shares issued and outstanding (14,369,764 in 2008) (325,000 subscribed in 2008)	327,957	287,395
Additional paid-in capital	38,399,033	35,538,695
Common stock subscriptions receivable	-	(1,300,000)
Accumulated deficit	(36,489,782)	(32,499,769)
Total stockholders' equity	2,237,208	2,026,321
Total liabilities and stockholders' equity	$6,714,741	$8,057,322

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DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Years Ended December 31,

	2009	2008
Cash flows from operating activities:
Net loss	$(3,990,013)	$(8,285,142)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	1,661,522	2,288,061
Stock based compensation	67,709	1,747,368
Stock based payments for legal settlements	115,101	-
Warrants issuable for registration rights penalty	109,464	-
Impairment of patent defense costs and other intangible assets	-	797,143
Amortization of note discount	250,102	8,227
Gain on deconsolidation of division	(25,755)
Loss of sale of patent assets	-	1,169,947
Decrease in restricted cash for foreign currency loss	-	46,341
(Increase) decrease in assets:
Accounts receivable	109,108	209,399
Inventory	73,849	(32,342)
Prepaid expenses and other assets	(81,547)	(36,653)
Increase (decrease) in liabilities:
Accounts payable	276,070	31,096
Accrued expenses and other liabilities	(155,681)	383,884
Deferred revenue and customer deposits	(5,030)	(718,100)
Net cash used by operating activities	(1,595,101)	(2,390,771)

Cash flows from investing activities:
Purchase of fixed assets	(62,522)	(334,800)
Decrease in restricted cash	131,004	-
Acquisition of business	-	(1,082,537)
Proceeds from the sale of patent assets	-	500,000
Purchase of other intangible assets	(176,083)	(1,348,666)
Net cash used by investing activities	(107,601)	(2,266,003)

Cash flows from financing activities:
Borrowing on revolving note- related parties	1,030,000	1,983,000
Repayment on revolving note- related parties	(730,000)	-
Borrowings on short-term credit facility	-	500,000
Repayment on short-term credit facility	-	(500,000)
Borrowings on short- term debt	-	900,000
Payments on short-term debt	(900,000)	-
Borrowings on long-term debt	575,000	-
Borrowings on long-term convertible notes	800,000	-
Payments of capital lease obligations	(86,124)	(86,037)
Issuance of common stock, net	1,374,901	1,205,163
Net cash provided by financing activities	2,063,777	4,002,126

Net increase (decrease) in cash and cash equivalents	361,075	(654,648)
Cash and cash equivalents beginning of period	87,820	742,468

Cash and cash equivalents end of period	$448,895	$87,820

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Adjusted EBITDA: Non-GAAP Financial Performance Measure

DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES

Adjusted EBITDA

	Three Months Ended			Year Ended
	December 31, 2009	December 31, 2008	% Change	December 31, 2009	December 31, 2008	% Change

Net Loss	$(1,117,000)	$(2,103,000)	-47%	$(3,990,000)	$(8,284,000)	-52%
Add back:
Depreciation	69,000	79,000	-13%	319,000	316,000	1%
Amortization of Intangibles	371,000	367,000	1%	1,342,000	1,972,000	-32%
Stock based payments	370,000	241,000	54%	292,000	1,747,000	-83%
Impairment of patent defense costs and other intangible assets	-	505,000	-100%	-	797,000
Loss on sale of patent assets	-	-	0%	-	1,170,000
Interest Income	-	-	0%	(18,000)	(1,000)	1700%
Interest Expense	52,000	41,000	27%	259,000	145,000	79%
Amortization of bond discount	61,000	8,000	663%	250,000
Income Taxes	5,000	5,000	0%	19,000	19,000	0%

Adjusted EBITDA	(189,000)	(857,000)	-78%	(1,527,000)	(2,119,000)	-28%

Adjusted EBITDA loss per share, basic and diluted	(0.01)	(0.09)	-87%	(0.10)	(0.15)	-31%

Weighted average common shares outstanding, basic and diluted	15,276,109	14,364,473	6%	14,700,453	14,002,034	5%

The Company uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net income (loss) interest, income taxes, depreciation and amortization expense as further adjusted to add back stock-based compensation expense and non-recurring items. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of ASC 718 and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing its financial results with other companies in the industry, many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, investors can evaluate the Company's operations and its ability to generate cash flows from operations and can compare its results on a more consistent basis to the results of other companies in the industry. Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance of its business units and management.

Document Security Systems considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical and prospective operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability and operating cash flows, as well as depreciation, amortization and stock based compensation. Document Security Systems believes that these limitations are compensated by clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities.

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